UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 28, 2021

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included in this report are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” “will,” “would” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the registrant’s filings with the Securities and Exchange Commission (the “SEC”). Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the registrant’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the registrant’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2021, Novo Integrated Sciences, Inc. (the “Company”) and Novo Healthnet Limited, a wholly owned subsidiary of the Company (“NHL”), entered into that certain Share Exchange Agreement (the “SEA”), dated as of May 28, 2021, by and among the Company and NHL, on the one hand, and Acenzia Inc. (“Acenzia”), Avec8 Holdings Inc. (“Avec8”), Ambour Holdings Inc. (“Ambour”), Indrajit Sinha, Grant Bourdeau and Derrick Bourdeau, on the other hand. Collectively, Avec8, Ambour and Messrs. Sinha, G. Bourdeau and D. Bourdeau are referred to herein as the “Acenzia Shareholders”).

The Acenzia Shareholders collectively hold 100% of the issued and outstanding shares of Acenzia as follows:

●	Ambour: 625,000 Class C special shares (the “Ambour Shares”),

●	Avec8: 773,000 Class D special shares (the “Avec8 Shares”),

●	Mr. Sinha: 100 Class 3 common shares, 3,000 Class 2 common shares, and 7,438,258 Class A special shares (collectively, the “IS Shares”),

●	Mr. G. Bourdeau: 100 Class 1 common shares, 3,000 Class 2 common shares, 6,969,050 Class A special shares, and 617,208 Class B special shares (collectively, the “GB Shares”), and

●	Mr. D. Bourdeau: 800 Class 2 common shares, 525,000 Class A special shares, and 561,777 Class B special shares (collectively with the Ambour Shares, the Avec8 Shares, the IS Shares and the GB Shares, the “Acenzia Purchased Shares”).

Pursuant to the terms of the SEA, NHL agreed to purchase from the Acenzia Shareholders, and the Acenzia Shareholders agreed to sell to NHL, the Acenzia Purchased Shares on the closing date, in exchange for payment by NHL of the purchase price (the “Purchase Price”) of $25,000,000, less Acenzia’s long-term debt evidenced on the closing balance sheet, and subject to the Working Capital Adjustment (as hereinafter defined) and the working capital allowance advanced (the “Adjusted Purchase Price”). The Purchase Price will be paid by the issuance by NHL to the Acenzia Shareholders of certain non-voting NHL preferred shares exchangeable into restricted shares of the Company’s common stock (the “NHL Exchangeable Shares”). The number of NHL Exchangeable Shares to be issued will be calculated at a per share price of $3.91. As of May 28, 2021, the parties to the SEA estimate that the Adjusted Purchase Price will be $14,884,039, resulting in the anticipated issuance of 100 NHL Exchangeable Shares exchangeable into an aggregate of 3,806,660 restricted shares of the Company’s common stock. The actual Adjusted Purchase Price and number of shares of Company common stock to be issued upon exchange of the NHL Exchangeable Shares will be determined following the closing, based on the Post-Closing Adjustment (as hereinafter defined).

Pursuant to the terms of the SEA, the Company will create an allowance for working capital in the amount of CAD $2,000,000 (approximately $1,654,800 as of May 28, 2021) for purposes of sustaining organic growth. The advance of any working capital amount is subject to the Company’s board approval. Any amount advanced will be structured as a commercially reasonable loan and will reduce the Purchase Price by the amount advanced, with such reduction resulting in surrender by Acenzia Shareholders of that number of NHL Exchangeable Shares equal to the advance divided by $3.91.

On or prior to the closing date, Acenzia will prepare and deliver to NHL a closing balance sheet, including working capital (without giving effect to the transactions contemplated in the SEA) (the “Working Capital Estimate”) as at May 27, 2021 (the “Calculation Time”). If the Working Capital Estimate at the Calculation Time is greater than $0, then the Purchase Price will be increased by the amount of the Working Capital Estimate. If the Working Capital Estimate at the Calculation Time is less than $0, then the Purchase Price will be reduced by the amount of the working capital deficiency (the “Working Capital Adjustment”).

Within 90 days after the closing date, NHL will prepare and deliver to the Acenzia Shareholders, with the assistance of and information provided by the Acenzia Shareholders, a statement setting forth its calculations of closing working capital as of the Calculation Time (the “Closing Working Capital”), which statement will contain an unaudited balance sheet of Acenzia as of the closing date (without giving effect to the transactions contemplated in the SEA) (the “Final Closing Balance Sheet”). If the Closing Working Capital on the Final Closing Balance Sheet is less than the Working Capital Estimate, the Acenzia Shareholders will surrender that number of NHL Exchangeable Shares equal to the differential divided by $3.91. If the Closing Working Capital on the Final Closing Balance Sheet is greater than the Working Capital Estimate, NHL will issue to the Acenzia Shareholders that number of additional NHL Exchangeable Shares and reserve for issuance that additional number of restricted shares of the Company’s common stock equal to the differential divided by $3.91 (in either case, the “Post-Closing Adjustment”).

Pursuant to the terms of the SEA, the Company agreed that (i) Messrs. Sinha and G. Bourdeau would be appointed to the Company’s board of directors, and (ii) for each meeting of the Company’s stockholders at which directors are being elected until the date that is two years from the closing date, it would nominate Messrs. Sinha and G. Bourdeau as directors.

The SEA includes customary representations and warranties and closing conditions.

The foregoing description of the SEA is not complete and is qualified in its entirety by reference to the text of the SEA, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 3, 2021, the Company issued a press release announcing entry into the SEA. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites is not a part of this Current Report on Form 8-K.

The information included in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of May 28, 2021, by and among Novo Integrated Sciences, Inc., Novo Healthnet Limited, Acenzia Inc., Ambour Holdings Inc., Avec8 Holdings Inc., Indrajit Sinha, Grant Bourdeau and Derrick Bourdeau.
99.1	Press release of the registrant issued on June 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: June 3, 2021	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer